SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                            ----------------------

              Date of report (date of earliest event reported):

                                  July 22, 1999


                          INTERNATIONAL GAME TECHNOLOGY
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            (Exact name of registrant as specified in its charter)


         Nevada                  001-10684               88-0173041
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     (State or Other            (Commission           (I.R.S. Employer
      Jurisdiction             File Number)        Identification Number)
      of Formation)


                   9295 Prototype Drive, Reno, Nevada 89511
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             (Address of principal executive offices) (Zip Code)


                                (775) 448-7777
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             (Registrant's telephone number, including area code)


                                 not applicable
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        (Former name or former address, if changed since last report.)


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


Item 5.  Other Events

      On July 22, 1999, International Game Technology announced results for its third quarter and nine months ended July 3, 1999. The full text of the press release is included as Exhibit 99 to this report and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      The following exhibit is part of this current report on Form 8-K and is numbered in accordance with Item 601 of Regulation S-K.

      Exhibit No.       Description


          99 Press release issued by International Game Technology on July 22, 1999 announcing results for the quarter and nine month period ended July 3, 1999.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          International Game Technology
                                  (Registrant)


Date:  July 22, 1999    By: /s/ Maureen Mullarkey
                                Maureen Mullarkey

                        Its:    Chief Financial Officer and
                                Vice President, Finance